UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2023

FIRST GUARANTY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Louisiana	001-37621	26-0513559
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

400 East Thomas Street
Hammond, Louisiana		70401
(Address of principal executive offices)		(Zip Code)

(985) 345-7685
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	FGBI	The Nasdaq Stock Market LLC
Depositary Shares (each representing a 1/40th interest in a share of 6.75% Series A Fixed-Rate Non-Cumulative perpetual preferred stock)	FGBIP	The Nasdaq Stock Market LLC

Item 8.01 Other Events

On March 31, 2023, First Guaranty Bancshares, Inc. released a letter to Shareholders.

The letter is enclosed as Exhibit 99.1 to this report. The information in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 Letter to Shareholders dated March 31, 2023.

Forward Looking Statements

This letter contains forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements are any statements other than statements of historical fact which represent our current judgement about possible future events. We believe these judgements are reasonable, but these statements are not guarantees of any future events or financial results, and our actual results may differ materially due to a variety of factors, many of which are described in our most recent Annual Report on Form 10-K and our other filings with the U.S. Securities and Exchange Commission. We caution readers not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or otherwise revise any forward-looking statements.

Important Information and Where to Find It

This Report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed acquisition by First Guaranty of Lone Star Bank (“Lone Star”). No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

In connection with the proposed Transaction, First Guaranty has filed with the SEC a Registration Statement on Form S-4 that includes a proxy statement of Lone Star and a prospectus of First Guaranty (as may be amended or supplemented from time to time, the “Proxy Statement/Prospectus”), and First Guaranty may file with the SEC other relevant documents concerning the proposed Transaction. The definitive Proxy Statement/Prospectus will be mailed to shareholders of Lone Star. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY FIRST GUARANTY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FIRST GUARANTY, FGB, LONE STAR AND THE PROPOSED TRANSACTION.

Free copies of the Proxy Statement/Prospectus, as well as other filings containing information about First Guaranty, may be obtained at the SEC’s website (http://www.sec.gov) when they are filed by First Guaranty. You will also be able to obtain these documents, when they are filed, free of charge, from First Guaranty at www.fgb.net under the heading “SEC Filings.” Copies of the Proxy Statement/Prospectus can also be obtained, when it becomes available, free of charge, by directing a request to First Guaranty Bancshares, Inc., 400 East Thomas Street, Hammond, Louisiana 70401, Attn: Investor Relations, (985) 375-0343.

Participants in the Solicitation

This Report is not a solicitation of a proxy from any security holder of Lone Star. However, Lone Star and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Lone Star in respect of the proposed Transaction. Information about Lone Star’s directors and executive officers will be contained in the Proxy Statement/Prospectus. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available. Free copies of this document may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST GUARANTY BANCSHARES, INC.
(Registrant)
Date: March 31, 2023
	By:	/s/Eric J. Dosch
Eric J. Dosch
Chief Financial Officer

 INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 99.1	First Guaranty Bancshares, Inc. Letter to Shareholders dated March 31, 2023